Exhibit 99.1

News Release

AppFolio, Inc. Announces Second Quarter 2018 Financial Results

SANTA BARBARA, Calif., July 30, 2018 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the quarter ended June 30, 2018 and has updated its financial guidance for fiscal year 2018.

AppFolio's operating results for the second quarter 2018 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to review its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on February 26, 2018, as well as its more detailed second quarter 2018 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC on July 30, 2018. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
Based on information available as of July 30, 2018, AppFolio has updated its financial guidance for fiscal year 2018 as follows:

•	Full year revenue is expected to be in the range of $183 million to $185 million.

•	Diluted weighted average shares outstanding are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, July 30, 2018 at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

A live webcast of the call will be available at http://ir.appfolioinc.com, and it may also be accessed by dialing 866-393-4306 (Domestic), or 734-385-2616 (International). The conference ID is 1199261. A replay will be available at 855-859-2056 (Domestic) and 404-537-3406 (International) until the end of day August 2, 2018, and an archived webcast will be available for 12 months on the Company's website.

About AppFolio, Inc.
AppFolio's mission is to revolutionize vertical industry businesses by providing great software and service. Our cloud-based solutions serve over 20,000 customers in the real estate and legal markets. Today our products include property management software (AppFolio Property Manager) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA.  Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenues and weighted-average outstanding shares.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 26, 2018, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	June 30, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents	$18,010	$16,109
Investment securities—current	34,710	29,800
Accounts receivable, net	5,554	3,387
Prepaid expenses and other current assets	6,253	4,546
Total current assets	64,527	53,842
Investment securities—noncurrent	22,550	22,401
Property and equipment, net	6,528	6,696
Capitalized software, net	18,392	17,609
Goodwill	6,737	6,737
Intangible assets, net	1,140	1,725
Other assets	4,084	1,238
Total assets	$123,958	$110,248
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,840	$610
Accrued employee expenses	8,772	10,710
Accrued expenses	5,759	4,289
Deferred revenue	3,791	7,080
Other current liabilities	1,751	1,223
Total current liabilities	21,913	23,912
Other liabilities	1,067	1,257
Total liabilities	22,980	25,169
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding as of June 30, 2018 and December 31, 2017	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of June 30, 2018 and December 31, 2017; 15,638 and 14,879 shares issued and outstanding as of June 30, 2018 and December 31, 2017, respectively;	2	1
Class B common stock, $0.0001 par value, 50,000 shares authorized as of June 30, 2018 and December 31, 2017; 18,577 and 19,102 shares issued and outstanding as of June 30, 2018 and December 31, 2017, respectively;	2	3
Additional paid-in capital	153,752	152,531
Accumulated other comprehensive loss	(289)	(209)
Accumulated deficit	(52,489)	(67,247)
Total stockholders’ equity	100,978	85,079
Total liabilities and stockholders’ equity	$123,958	$110,248

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue	$47,240	$35,877	$89,580	$68,003
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	17,729	13,701	34,342	26,694
Sales and marketing	7,625	7,192	15,030	14,299
Research and product development	5,750	4,002	11,083	7,631
General and administrative	5,248	5,101	10,564	9,905
Depreciation and amortization	3,579	3,114	7,079	6,110
Total costs and operating expenses	39,931	33,110	78,098	64,639
Income from operations	7,309	2,767	11,482	3,364
Other expense, net	(18)	(60)	(21)	(88)
Interest income, net	226	120	402	222
Income before provision for income taxes	7,517	2,827	11,863	3,498
Provision for income taxes	43	30	69	41
Net income	$7,474	$2,797	$11,794	$3,457

Net income per common share:
Basic	0.22	0.08	0.35	0.10
Diluted	0.21	0.08	0.33	0.10
Weighted average common shares outstanding:
Basic	34,173	33,838	34,122	33,772
Diluted	35,408	34,928	35,361	34,879

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$250	$209	$470	$338
Sales and marketing	228	210	438	330
Research and product development	287	182	512	298
General and administrative	572	1,018	1,235	1,750
Total stock-based compensation expense	$1,337	$1,619	$2,655	$2,716

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Cash from operating activities
Net income	$7,474	$2,797	$11,794	$3,457
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,579	3,114	7,079	6,110
Purchased investment premium, net of amortization	32	(90)	94	(104)
Amortization of deferred financing costs	16	16	32	32
Loss on disposal of property and equipment	19	61	20	89
Stock-based compensation	1,337	1,619	2,655	2,716
Changes in operating assets and liabilities:
Accounts receivable	(1,020)	(418)	(2,168)	(1,721)
Prepaid expenses and other current assets	(1,000)	(614)	(559)	(212)
Other assets	(296)	(56)	(1,062)	(51)
Accounts payable	424	(300)	839	(319)
Accrued employee expenses	1,802	2,238	(2,040)	576
Accrued expenses	822	321	1,433	794
Deferred revenue	(1,955)	(660)	(3,289)	399
Other liabilities	478	31	226	100
Net cash provided by operating activities	11,712	8,059	15,054	11,866
Cash from investing activities
Purchases of property and equipment	(317)	(445)	(580)	(837)
Additions to capitalized software	(2,569)	(2,280)	(5,505)	(5,271)
Purchases of investment securities	(5,259)	(9,060)	(20,832)	(15,597)
Sales of investment securities	—	—	5	—
Maturities of investment securities	7,299	3,044	15,595	7,489
Purchases of intangible assets	—	(1)	—	(1)
Net cash used in investing activities	(846)	(8,742)	(11,317)	(14,217)
Cash from financing activities
Proceeds from stock option exercises	188	241	658	386
Tax withholding for net share settlement	(1,593)	(138)	(2,494)	(1,345)
Proceeds from issuance of debt	31	30	63	59
Principal payments on debt	(31)	(30)	(63)	(59)
Net cash (used in) provided by financing activities	(1,405)	103	(1,836)	(959)
Net increase (decrease) in cash, cash equivalents and restricted cash	9,461	(580)	1,901	(3,310)
Cash, cash equivalents and restricted cash
Beginning of period	8,977	8,396	16,537	11,126
End of period	$18,438	$7,816	$18,438	$7,816

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the Condensed Consolidated Balance Sheets to the total of the same such amounts shown above (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Cash and cash equivalents	$18,010	$7,389	$18,010	$7,389
Restricted cash included in other assets	428	427	428	427
Total cash, cash equivalents and restricted cash	$18,438	$7,816	$18,438	$7,816